UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2020
SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
___________________________________________

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01    Other Events.
Share Repurchase Program
As described in Sila Realty Trust, Inc.'s (the "Company") Current Report on Form 8-K filed with the SEC on May 1, 2020, on April 30, 2020, due to the uncertainty surrounding the coronavirus pandemic, the Company's board of directors (the "Board") decided to temporarily suspend share repurchases under the Company’s share repurchase program effective with repurchase requests that would otherwise be processed on the third quarter repurchase date, which was July 30, 2020; provided, however, the Company continued to process repurchases due to death in accordance with the terms of the share repurchase program.
On December 11, 2020, the Board authorized and approved the Amended and Restated Share Repurchase Program (the “A&R SRP”), which will apply beginning with the first quarter repurchase date of 2021, which is expected to be on or around January 30, 2021; provided, however, the Company will only repurchase shares due to death and involuntary exigent circumstances in accordance with the A&R SRP, subject in each case to the terms and limitations of the A&R SRP, including, but not limited to, quarterly share limitations, an annual 5.0% share limitation, and distribution reinvestment plan funding limitations. Under the A&R SRP, the Company may waive certain of the terms and requirements of the A&R SRP in the event of the death of a stockholder who is a natural person, including shares held through an Individual Retirement Account or other retirement or profit sharing plan, and certain trusts meeting the requirements of the A&R SRP. Written requests in connection with death in the event of certain trusts that meet the requirements under the A&R SRP must be accompanied by an executed certification of trust in the Company’s required form.
The Company may also waive certain of the terms and requirements of the A&R SRP in the event of an involuntary exigent circumstance, as determined by the Company or any of executive officers thereof, in its or their sole discretion. To qualify for a repurchase due to involuntary exigent circumstance, a stockholder must certify to the Company (pursuant to the Company’s required form) that he or she (a) has been diagnosed with a condition caused by injury, disease or illness from which there is no reasonable medical probability of recovery and the stockholder’s life expectancy is less than twenty four (24) months, as evidenced by a physician certification, and (b) is experiencing financial need, and if the repurchase is not granted, would be unable to meet the basic financial obligations to support himself/herself and such stockholder’s dependents.
The material terms of the A&R SRP are qualified in their entirety by the A&R SRP included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Class A Distributions Authorized
On December 11, 2020, the Board approved and authorized a daily distribution to the Company’s Class A stockholders of record as of the close of business on each day of the period commencing on January 1, 2021 and ending on January 31, 2021. The distributions for January 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001369863 per share of Class A common stock, which is equal to an annualized distribution of $0.50 per share of Class A common stock. The distributions declared for each record date in January 2021 will be paid in February 2021. The distributions will be payable to stockholders from legally available funds therefor.
Class I Distributions Authorized
On December 11, 2020, the Board approved and authorized a daily distribution to the Company’s Class I stockholders of record as of the close of business on each day of the period commencing on January 1, 2021 and ending on January 31, 2021. The distributions for January 2021 will be calculated based on 365 days in the calendar year and will be equal to

$0.001369863 per share of Class I common stock, which is equal to an annualized distribution of $0.50 per share of Class I common stock. The distributions declared for each record date in January 2021 will be paid in February 2021. The distributions will be payable to stockholders from legally available funds therefor.
Class T Distributions Authorized
On December 11, 2020, the Board approved and authorized a daily distribution to the Company’s Class T stockholders of record as of the close of business on each day of the period commencing on January 1, 2021 and ending on January 31, 2021. The distributions for January 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001131781 per share of Class T common stock, which is equal to an annualized distribution of $0.41 per share of Class T common stock. The distributions declared for each record date in January 2021 will be paid in February 2021. The distributions will be payable to stockholders from legally available funds therefor.
Class T2 Distributions Authorized
On December 11, 2020, the Board approved and authorized a daily distribution to the Company’s Class T2 stockholders of record as of the close of business on each day of the period commencing on January 1, 2021 and ending on January 31, 2021. The distributions for January 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001131781 per share of Class T2 common stock, which is equal to an annualized distribution of $0.41 per share of Class T2 common stock. The distributions declared for each record date in January 2021 will be paid in February 2021. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1	Amended and Restated Share Repurchase Program.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: December 11, 2020	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer